Eaton Vance Multi-Strategy
All Market Fund

Class A Shares - EAAMX Class C Shares - ECAMX Class I Shares - EIAMX
A non-diversified fund seeking total return

Prospectus Dated
November 1, 2011
as revised March 7, 2012

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Information in this Prospectus	Page		Page
Fund Summary	2	Investment Objective & Principal Policies and Risks	8
Investment Objective	2	Management and Organization	16
Fees and Expenses of the Fund	2	Valuing Shares	17
Portfolio Turnover	2	Purchasing Shares	17
Principal Investment Strategies	2	Sales Charges	20
Principal Risks	3	Redeeming Shares	22
Performance	7	Shareholder Account Features	22
Management	7	Additional Tax Information	24
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7

This Prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

Fund Summary

Investment Objective

The Fund’s investment objective is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 20 of the Prospectus and page 18 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I
Management Fees	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses (estimated)	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses (estimated)(2)	0.94%	0.94%	0.94%
Total Annual Fund Operating Expenses	1.35%	2.10%	1.10%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolios.

(2)

Reflects the Fund’s estimated allocable share of the advisory fee and other expenses of the Portfolios in which it invests.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption		Expenses without Redemption
	1 Year	3 Years	1 Year	3 Years
Class A shares	$ 606	$ 882	$ 606	$ 882
Class C shares	$ 313	$ 658	$ 213	$ 658
Class I shares	$ 112	$ 350	$ 112	$ 350

Portfolio Turnover

The Fund and the Portfolios in which it invests (see below) pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Principal Investment Strategies

The Fund is a “fund-of-funds” and seeks to achieve its investment objective of total return primarily by allocating its assets among other registered investment companies managed by Eaton Vance and its affiliates that invest in various asset classes (the “Portfolios”).  The Fund also may hold investments directly.  Total return is defined as income plus capital appreciation.  The Fund’s portfolio managers, taking market and other factors into consideration, determine the allocation of the Fund’s assets among the Portfolios.  Set forth below is a description of the Fund’s approach, the characteristics and risks associated with the principal investments and strategies of the Fund as a result of its investments in the Portfolios and its direct investments.

The Fund has a flexible investment strategy and will invest in a variety of securities and other investments and use a variety of investment techniques in pursuing its investment objective.  Under normal market conditions, the investment adviser targets Fund performance volatility ranging between approximately 4% and 14% annually. The Fund’s actual, or realized, volatility for longer or shorter periods may, however, be materially higher or lower than the target range, depending on market conditions.  The Fund’s assets are not invested according to a predetermined allocation.  In making investment decisions on behalf of the Fund, the investment adviser combines fundamental analysis, quantitative portfolio optimization and risk management techniques, seeking to invest in markets and market sectors that it believes offers favorable risk-adjusted return prospects.  The investment adviser considers the relative risk/return characteristics of prospective investments in determining desired exposures and the most efficient means for achieving them.

The Fund is “non-diversified”, which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.  The Fund may allocate its assets among different types of investments at different times, and is not required to hold stocks, bonds, cash instruments or other investments in any fixed proportion or to maintain minimum allocations to any class of investments.  The Fund may invest in individual securities of any credit quality, including those rated below investment grade (so-called “junk”), without limit.  The Fund’s investments may include sovereign debt, corporate debt, municipal obligations, mortgage-backed securities, inflation-linked debt securities and commodity-related investments.  The Fund may invest in zero coupon bonds, deferred interest bonds, bonds or preferred stocks on which the interest is payable in-kind (“PIK securities”), and debt obligations that are issued at a significant discount from face value (collectively, “deep discount bonds”).  The Fund may invest in common and preferred stocks of companies of any capitalization, real estate investment trusts, exchange-traded funds (“ETFs”), including commodity-related ETFs, exchange-traded notes (“ETNs”) and other pooled investment vehicles.  The Fund may gain exposure to commodities by investing up to 25% of its total assets in Eaton Vance AM Commodity Subsidiary, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized in the Cayman Islands, which invests in commodity-related instruments, as well as securities and other instruments in which the Fund is permitted to invest.  The Fund may also gain exposure to commodity markets by investing in certain Eaton Vance registered investment companies that invest in commodities and commodity-related investments.  Each such registered investment company may invest up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands, which invests primarily in commodity-related instruments as well as securities and other instruments in which such registered investment company is permitted to invest.

The Fund expects to achieve certain investment exposures primarily through derivative transactions, including (but not limited to): the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; deliverable and non-deliverable (“NDF”) forward foreign currency exchange contracts (“forwards”); exchange-traded and over-the-counter options on securities, indices or currencies; interest rate, total return, inflation and credit default swaps; forward rate agreements; and credit linked notes and other similarly structured products, including, but not limited to, instruments that have a greater or lesser credit risk than the security underlying that instrument.  The Fund may engage in derivative transactions to seek total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks (including volatility risk) and/or as a substitute for the purchase or sale of securities, currencies or commodities.  Certain derivative transactions may create leverage in the Fund.  The Fund’s use of derivatives may be extensive.  The Fund  may seek to generate incremental return by writing a series of call and put option spread transactions on the S&P 500 Composite Stock Price Index (S&P 500 Index) and/or a proxy for the S&P 500 Index (such as SPDR Trust Series 1 (SPDRs)).  The Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending.  The Fund may seek to increase income by lending its securities.  The Fund may sell securities and other instruments short.

Principal Risks

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a significant portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad.  In emerging or less developed countries, these risks can be more significant.  Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries.  As a result, Fund share values may be more volatile than if it invested only in developed markets.  Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility.  Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political, economic and market risks.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.   When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives.  The use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment. The Fund's use of derivatives may be extensive.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to a form of leverage.  Such transactions may include, among others, reverse repurchase agreements, dollar rolls, borrowing, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged transactions may substantially exceed the initial investment.

S&P 500 Index and SPDR Risk.  Call and put spreads employed by the Fund may be based on the S&P 500 Index or on SPDRs.  In the case of the S&P 500 Index, returns realized on the Fund’s call and put spread positions over each roll cycle will be determined primarily by the performance of the S&P 500 Index.  If the S&P 500 Index appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund will incur a net loss.  The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between written and purchased call and put options, and the notional value of the positions.  SPDRs represent share interests in an exchange-traded fund that seeks to replicate the performance of the S&P 500 Index.  The value of SPDRs is subject to change as the values of the component securities fluctuate.  The performance of SPDRs may not exactly match the performance of the S&P 500 Index.  SPDR options do not qualify as “section 1256 contracts” and disposition of any SPDR options utilized will likely result in short-term or long-term capital gains or losses, depending on the holding period.  SPDRs reflect the underlying risks of the S&P 500 Index and SPDR options are subject to the same risks as S&P 500 Index options.

Inflation-Linked Security Risk.  Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-linked securities may vary widely and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Credit Risk.  Investments in debt obligations are subject to the risk of non-payment of scheduled principal and interest.  Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a debt obligation also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of income securities and bank loans may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes.  Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.  In the event of bankruptcy of the issuer of income securities and bank loans, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel.  This may increase the Fund’s operating expenses and adversely affect net asset value.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk.  As interest rates rise, the value of certain fixed income securities is likely to decline.  Conversely, when interest rates decline, the value of such securities is likely to rise.  Securities with longer maturities are more sensitive to changes in interest rates than those with shorter maturities, making them more volatile.  A rising interest rate environment may extend the average life of mortgages or other asset-backed receivables underlying mortgage-backed or asset-backed securities. This extension increases the risk of depreciation due to future increases in market interest rates.  In a declining interest rate environment, prepayment of callable income investments may increase.  In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Risk of U.S. Government-Sponsored Agencies.  Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and Fannie Mae) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Risks of Repurchase Agreements and Reverse Repurchase Agreements.  In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Risks of Zero-Coupon and Deep Discount Bonds and PIK Securities.  Zero-coupon and deep discount bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Bonds and preferred stocks that make “in-kind” payments and other securities that do not pay regular income distributions may experience greater volatility in response to interest rate changes and issuer developments.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Risks of Commodity-Related Investments.  The value of commodity investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s commodity investments to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodity markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodity investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodity investments.  Certain types of commodity instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.  As noted under “Principal Investment Strategies”, the Fund expects to gain a significant portion of its commodity-related exposures by investing in the Subsidiary.  See “Subsidiary Risk” and “Tax Risk”.

Subsidiary Risk.   The Fund will be exposed to the risks associated with the Subsidiary’s investments.  The Subsidiary invests in commodity-related investments, as well as securities and other instruments in which the Fund or parent entity is permitted to invest. The Subsidiary is subject to the laws of the Cayman Islands and is not subject to U.S. laws, including securities laws and their protections and provisions of the Internal Revenue Code.  Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered fund may negotiate.  As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Fund’s or parent entity’s Prospectus and the Statement of Additional Information, and could adversely affect the Fund’s investment approach.

Tax Risk.  In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.  Commodity-related investments generate income that is not from a qualified source for purposes of meeting this 90 percent test.  Numerous mutual funds have obtained private letter rulings from the Internal Revenue Service (“IRS”) that provide that income produced by certain types of commodity-linked notes or wholly-owned subsidiaries (like the Subsidiary) constitute qualifying income.  The Fund has received an opinion of counsel that income from certain commodity-linked notes should be qualifying income and that income derived from the Subsidiary should also constitute qualifying income. The Fund has also applied to the IRS for a private letter ruling to this effect.  Should the IRS take action that adversely affects the tax treatment of investing in commodity-linked notes or the Subsidiary, it could limit the Fund’s ability to invest in commodity-related investments, and the Fund may incur transaction and other costs to comply with any new or additional guidance from the IRS.  The tax treatment of commodity-related investments and income from the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole.  The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events.  Market conditions may affect certain types of stock to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally fall.

Real Estate Investment Trust Risk.  Real estate investment trusts (“REITs”) are subject to special risks associated with real estate.  Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Smaller Company Equity Risk. The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk.  Smaller companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record.  There may be generally less publicly available information about such companies than for larger, more established companies.

ETF Risk.  Investing in an ETF exposes the Fund to all of the risks of that ETF’s investments and subjects it to a pro rata portion of the ETF’s fees and expenses. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price which may vary from the ETF’s net asset value.  The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance.

ETN Risk.  ETNs are debt obligations and their payments of interest or principal are linked to the performance of a reference investment (typically an index). ETNs are subject to the performance of their issuer and may lose all or a portion of their entire value if the issuer fails or its credit rating changes. An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and weighting of the components of that index.  ETNs also incur certain expenses not incurred by the reference investment and the cost of owning an ETN may exceed the cost of investing directly in the reference investment.  The market trading price of an ETN may be more volatile than the reference investment it is designed to track. The Fund may purchase an ETN at prices that exceed its net asset value and may sell such investments at prices below such net asset value. The Fund may not be able to liquidate ETN holdings at the time and price desired, which may impact Fund performance.

Securities Lending Risk.  Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Short Sale Risk.  Short sale risks include, among others, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Performance

Performance history will be available for the Fund after the Fund has been in operation for one calendar year.

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Portfolio Managers

Jeffrey A. Rawlins, Vice President of Eaton Vance, has co-managed the Fund since its inception in 2011.

Dan R. Strelow, Vice President of Eaton Vance, has co-managed the Fund since its inception in 2011.

Justin H. Bourgette, Vice President of Eaton Vance, has co-managed the Fund since its inception in 2011.

Thomas A. Shively, Vice President of Eaton Vance, has co-managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objective & Principal Policies and Risks

A statement of the investment objective and principal investment policies and risks of the Fund is set forth above in “Fund Summary.”  Set forth below is additional information about such policies and risks, as well as information about other types of investment policies.  As noted in Fund Summary, the Fund seeks to achieve its investment objective primarily by allocating its assets among other registered investment companies managed by Eaton Vance and its affiliates that invest in various asset classes (collectively, the “Portfolios”).  The Fund also may hold investments directly.  The Fund and one or more of the Portfolios are permitted to engage in the investment practices described below and references to the “Fund” below are to the Fund and each such Portfolio.  A listing of the Portfolios may be found on the Eaton Vance website (www.eatonvance.com).  This prospectus is not an offer for any Portfolio.  Prospectuses for the Portfolios are also available on the Eaton Vance website.  The Fund also posts information about the allocation of its assets to the Eaton Vance website periodically.

Fixed-Income Securities.  Fixed-income securities include all types of bonds and notes, such as convertible securities; corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities; loan participations and assignments; delayed funding loans and revolving credit facilities; preferred securities; and bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks.  Fixed-income securities are issued by: non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; international agencies or supranational entities; the U.S. Government, its agencies or government-sponsored enterprises (or guaranteed thereby); central or quasi-sovereign banks and U.S. and non-U.S. corporations.  Fixed-income securities include deep discount bonds, such as zero coupon bonds, deferred interest bonds, bonds or securities on which the interest is payable in-kind (“PIK securities”), which are debt obligations that are issued at a significant discount from face value, and securities purchased on a forward commitment or when-issued basis. While zero coupon bonds do not make periodic payments of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Foreign and Emerging Market Investments.  Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

The Fund may invest in securities and other instruments (including loan participations) issued by sovereign entities.  Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging and frontier market countries, which may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging and frontier market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging and frontier market countries, which also may adversely affect the value and liquidity of the Fund’s investments. The laws of emerging and frontier market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell.  Emerging and frontier market securities are also subject to speculative trading, which contributes to their volatility.

Foreign Currencies.  The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.  Costs are incurred in connection with conversions between currencies.  The Fund may engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, “Currency Instruments”) to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns.  Use of Currency Instruments may involve substantial currency risk and may also involve counterparty, leverage or liquidity risk.

Derivatives.  The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator (“reference instruments”). The Fund's use of derivatives may be extensive.  Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives transactions can involve substantial risk.  Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The Fund incurs costs in connection with opening and closing derivatives positions.  The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Certain derivative transactions may give rise to a form of leverage.  The Fund is required to segregate or “earmark” liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leverage transactions may substantially exceed the initial investment.

Covered Calls and Equity Collars.  While the Fund generally will write only covered call options, it may sell the instrument underlying a call option prior to entering into a closing purchase transaction on up to 5% of the Fund’s net

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

assets, provided that such sale will not occur more than three days prior to the option buy back. In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument.

Options on Securities, Indices and Currencies.  The Fund may engage in transactions in exchange-traded and over-the-counter (“OTC”) options.  There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options.  By buying a put option, the Fund acquires a right to sell the underlying instrument at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the instrument until the put option expires. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable instrument declines below the exercise price as of the option valuation date.  If the price of the instrument is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller.  The Fund may purchase uncovered put options.  The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which increases the Fund's return. In writing a put option, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price.  If the value of the instrument on the option expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period.  The Fund also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options.  A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by the Fund that can act as a partial hedge.  As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default.

Futures Contracts.  The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  The Fund also is authorized to purchase or sell call and put options on futures contracts.  The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Forward Foreign Currency Exchange Contracts.  Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Interest Rate Swaps.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.   Interest rate swaps involve counterparty risk and the risk of imperfect correlation.

Credit Default Swaps.  Credit default swap agreements (“CDS”) enable the Fund to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument).  The Fund may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument. In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Fund’s ability to use CDS and/or the benefits of CDS. CDS involve risks, including the risk that the counterparty may be

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

unable to fulfill the transaction or that the Fund may be required to purchase securities or other instruments to meet delivery obligations.  The Fund may have difficulty, be unable or may incur additional costs to acquire such securities or instruments.

Inflation Swaps.  Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Total Return Swaps.  In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.  These transactions involve risks, including counterparty risk.

Credit Linked Notes, Credit Options and Similar Investments.  Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve risks, including counterparty risk.

Forward Rate Agreements.  Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.  These transactions involve risks, including counterparty risk.

Equity Swaps.  Equity swaps involve the exchange by the Fund with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500 Index), basket of equity securities, or individual equity security.  The success of swap agreements is dependent on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Other risks include liquidity and counterparty risk.

Enhancement Strategy.  The Fund may seek to generate incremental return by writing a series of call and put option spread transactions on the S&P 500 Composite Stock Price Index (S&P 500 Index) and/or a proxy for the S&P 500 Index (such as SPDR Trust Series I (SPDRs)) (the “enhancement strategy”).  In implementing the enhancement strategy, the Fund generally seeks call spreads and put spreads that are “out of the money”. That is, the exercise price of the call options sold generally will be above the current level of the index when written and the exercise price of the call options bought will be above the exercise price of the call options sold.  The exercise price of put options sold generally will be below the current level of the index when written and the exercise price of the put options bought will be below the exercise price of put options sold.  The enhancement strategy seeks to take advantage of, and its effectiveness is dependent on, a general excess of option price-implied volatilities for S&P 500 index options over realized index volatilities. This market observation is often attributed to an excess of natural buyers over natural sellers of S&P 500 index options. Although long a feature of index option pricing, the Fund cannot assure shareholders that this imbalance will apply in the future over specific periods or generally.  It is possible that the imbalance could decrease or be eliminated as a result of actions by investors, including the Fund, that employ strategies designed to take advantage of the imbalance, which could have an adverse effect on the Fund’s ability to use the enhancement strategy effectively and to achieve its investment objective.

The call and put spreads employed in the enhancement strategy reference the performance of the S&P 500, a broad-based U.S. stock market index.  Net premiums earned and the structure of the Fund’s options positions will be determined by market volatility levels and other options valuation factors reflected in the market pricing of S&P 500 index options at the time the positions are entered into.  Returns realized on call and put spread positions over each roll cycle will be determined by the performance of the S&P 500.  If the S&P 500 appreciates or depreciates sufficiently over the period to offset the net premium received, a net loss will result.  The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between written and purchased call and put options, and the notional value of the positions.

The enhancement strategy also may be based on call and put spreads based on SPDRs, rather than directly on the S&P 500.  SPDRs represent share interests in an exchange-traded fund that seeks to replicate the performance of the S&P 500. The value of SPDRs is subject to change as the values of the component securities fluctuate.  SPDRs may not exactly match the

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

performance of S&P 500 due to cash balances, differences in securities weightings, expenses and other factors.  SPDR options do not qualify as “section 1256 contracts” and disposition of any SPDR options utilized in the enhancement strategy will likely result in short-term or long-term capital gains or losses depending on the holding period.  SPDRs reflect the underlying risks of the S&P 500 and SPDR options are subject to the same risks as S&P 500 options.

The S&P 500 is determined, composed and calculated by Standard & Poor’s without regard to the Fund or its use of the S&P 500 in the enhancement strategy.  Standard & Poor’s does not guarantee the accuracy and/or uninterrupted calculation of the S&P 500 or any data included therein.  In publishing the S&P 500, Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use of the S&P 500 or any data included therein.  Standard & Poor’s has no obligation to take the needs of the Fund or its shareholders into consideration in respectively determining, composing or calculating the S&P 500.

SPDRs is an exchange-traded fund (“ETF”), sponsored by PDR Services LLC (a wholly owned subsidiary of NYSE EuroNext) and whose trustee is State Street Bank and Trust Company, that seeks to track the performance of the S&P 500.  The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s or SPDRs or its sponsor or trustee.  Standard & Poor’s and SPDRs or its sponsor or trustee have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund.  Standard & Poor’s and SPDRs or its sponsor or trustee make no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in the Fund or results to be obtained by the Fund, shareholders or any other person or entity from use of the S&P 500 or SPDRs.  Standard & Poor’s and SPDRs or its sponsor or trustee have no liability in connection with the management, administration, marketing or trading of the Fund and have no obligation to take the needs of the Fund or its shareholders into consideration in their management.

Short Sales.  The Fund may engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated).  A short sale on an individual security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale.  The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

Mortgage-Backed Securities (“MBS”).  MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. MBS that include loans that have had a history of refinancing opportunities are referred to as “seasoned MBS”. MBS that are not seasoned MBS are referred to as generic MBS. Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. MBS may be “premium bonds” acquired at prices that exceed their par or principal value.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, prepayment risk may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature. MBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors. CMOs are subject to the same types of risks affecting MBS as described above. Mortgage dollar rolls involve the Fund selling MBS for delivery in the current month with

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (a “mortgage roll”). During the roll period, the Fund foregoes principal and interest paid on the MBS.

Floating Rate Loans.  Senior floating-rate loans (“Senior Loans”) hold a senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior Loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior Loans held by the Fund typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. Junior loans are secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Junior Loans are subject to the same general risks inherent to any loan investment. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

Most loans are lower rated investments. In the event a loan is not rated, it is likely to be the equivalent in quality to a lower rated investment. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others.

Repurchase Agreements.  A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. Repurchase agreements which mature in more than seven days will be treated as illiquid. When a repurchase agreement is entered, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Fund will be at least equal to the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. The Fund’s investments in repurchase agreements are subject to the requirements of the Investment Company Act of 1940, as amended.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment.  The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.  The Fund could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

Credit Quality.  Rating agencies are private services that provide ratings of the credit quality of certain loans and other income securities.  In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s credit analysis, if applicable, at the time of rating.  The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition. An issuer’s current financial condition may be better or worse than the current rating indicates. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security's credit rating (meaning the BBB- and Baa3 are within the investment grade rating) for purposes of the Fund's investment limitations.

Asset-Backed Securities.  Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage-backed securities, automobile receivables or credit card receivables.  Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities.  In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.   Asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law.  The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

credit enhancements and the ability of the servicer to service the underlying collateral.  The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations.  Under certain market conditions, asset-backed securities may be less liquid and may be difficult to value.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to the risks described under “Asset-Backed Securities” above. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities.  For the purposes of the Fund's industry concentration policy, CMBS will be categorized based on the underlying assets of the CMBS (retail, office, warehouse, multifamily, defeased collateral, etc).

The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Municipal Obligations.  Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of municipal debt for a wide variety of both public and private purposes. General obligation bonds issued by municipalities can be adversely affected by economic downturns and the resulting decline in tax revenues, pension funding risk, other post-employment benefit risk, budget imbalances, taxing ability risk, lack of political willpower and federal funding risk, among others.  Municipal obligations also include municipal leases and participations in municipal leases. An issuer’s obligation under such leases is often subject to the appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations.

Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. The values of zero coupon bonds and principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently.  The Fund accrues income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for income distributions.

Smaller Companies.  Securities of smaller, less seasoned companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk.  Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Event-Linked Instruments.  The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks, including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Subsidiary Investments.  The Fund and certain Eaton Vance registered investment companies may invest up to 25% of their total assets in a Subsidiary, which is permitted to invest in commodity-related investments as well as the securities and other instruments in which the Fund or the parent entity is permitted to invest.  The Subsidiary is not subject to U.S. laws, including securities laws and their protections.  The Subsidiary is subject to the laws of the Cayman Islands, which can be affected by developments in that country.  The Subsidiary is operated in accordance with the 1940 Act investment restrictions that apply to the Fund or the parent entity, but is not subject to provisions of the Internal Revenue Code.  Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its derivative counterparties that are equivalent to those a registered fund may negotiate.  As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund.  For tax purposes, all income or net capital gain allocated to the Fund or the parent entity from the Subsidiary would be treated as ordinary income to the Fund.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Commodities-Related Investments.  Commodity-related investments include, but are not limited to, commodities contracts, commodity futures or options thereon (investments in contracts for the future purchase or sale of commodities); commodity exchange-traded funds (exchange-traded funds that track the price of a single commodity, such as gold or oil, or a basket of commodities); commodity exchange traded notes (non-interest paying debt instruments whose price fluctuates (by contractual commitment) with an underlying commodities index); total return swaps based on a commodity index (permitting one party to receive/pay the total return on a commodity index against payment/receipt of an agreed upon spread/interest rate); commodity-linked notes (providing a return based on a formula referenced to a commodity index); sovereign issued oil warrants (a sovereign obligation the coupon on which is contingent on the price of oil); precious metals; and any other commodities-related investment permitted by law.  Commodities-related investments may be used to gain exposure to a particular type of commodity, basket of commodities, commodity market or commodity index, or to hedge such exposures or a position in a commodity producing country.  In order to comply with the Code, the Fund expects to utilize the Subsidiary to gain exposure to commodity-related investments; but also may invest in securities and other instruments in which the Fund or the parent entity is permitted to invest. (see “Subsidiary Investments”). As described under “Tax Risk” in the Fund Summary, the Fund relies on an opinion of counsel with respect to the tax treatment of an investment in the Subsidiary and certain commodity-linked notes.

U.S. Government Securities.  U.S. Government securities include U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities (“agency obligations”). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Equity Investments.  Equity investments include U.S. and non-U.S. common stocks, interests in baskets or indices of equity securities, income or non-income producing equity securities or warrants and equity securities received upon conversion of convertible securities, such as convertible bonds.

Inflation-Indexed Bonds.  Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Forward Commitments.  Fixed-income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In such a transaction, the Fund is securing what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Securities Lending.  The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers.  During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans only will be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans only will be made when the investment adviser believes that the expected returns, net of expenses, justifies the attendant risks. The Fund may engage in securities lending for total return as well as for income, and expects to invest the collateral received from loans in securities in which the Fund may invest. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

would not otherwise do so. This risk is substantially the same as that incurred through investment leverage. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs. Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so.  The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

Pooled Investment Vehicles.  Subject to applicable limitations, the Fund may invest in pooled investment vehicles, including open- and closed-end investment companies affiliated or unaffiliated with the investment adviser, and exchange-traded funds. The market for common shares of closed-end investment companies and exchange-traded funds, which are generally traded on an exchange, is affected by the demand for those securities, regardless of the value of the fund’s underlying portfolio assets.  The Fund will indirectly bear its proportionate share of any management fees and expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests, except that management fees of affiliated funds may be waived.  To the extent they exceed 0.01%, the costs associated with such investments will be reflected in Acquired Fund Fees and Expenses in the Annual Fund Operating Expenses in Fund Summary.

Borrowing.  The Fund is authorized to borrow in accordance with applicable regulations to increase assets.  The Fund will borrow for the purpose of acquiring additional investments when it believes that the interest payments and other costs with respect to such borrowings will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. The Fund is required to maintain continuous asset coverage with respect to its bank borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender.  The Fund also may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and settle transactions).  Fund borrowings may be equal to as much as 50% of the value of its net assets (not including such borrowings). The Fund is authorized to participate in non-recourse lending programs. The Fund intends to limit its cumulative net investment in such program assets to 5% of its total net assets determined at the time of investment.

As prescribed by applicable regulations, the Fund will be required to maintain a specified level of asset coverage with respect to any bank borrowing immediately following any such borrowing.  The Fund may be required to dispose of investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount.  The Fund may be required to maintain continuous asset coverage levels that are more restrictive than the provisions of the 1940 Act in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares, with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

Illiquid Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities.  Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.  Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted.  Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

Investing in the Portfolios.  Because the advisory fee paid by each Portfolio differs, a Fund that invests in more than one Portfolio has the potential for a conflict of interest with the investment adviser in that assets could be allocated to a Portfolio for the reason that it has a higher advisory fee. However, in making allocation determinations, the portfolio manager is expressly forbidden from considering the fee payable by the Portfolios, and must make determinations only on the basis of the best interests of the Fund and its shareholders.  The Fund may be one of several investors in a Portfolio.  Actions taken by other investors may adversely affect the Fund and its shareholders.

Cash and Cash Equivalents.  The Fund may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment company that invests in such instruments.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

General.  Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval. Any proposed material change in the investment objective will be submitted to shareholders for their approval. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information.  While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Management and Organization

Management.  The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance”) and the investment adviser of the Fund’s completion portfolio, MSAM Completion Portfolio, is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance.  Eaton Vance and BMR’s offices are located at Two International Place, Boston, MA  02110.  Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931.  Eaton Vance and its affiliates currently manage over $190 billion on behalf of mutual funds, institutional clients and individuals.  Each investment adviser manages investments pursuant to investment advisory agreements.  The Fund is allocated its pro rata share of the advisory fees and other expenses paid by the Portfolios in which it invests.  The estimated effective annual advisory fees, based on average daily net assets of the Portfolios, were 0.67%.  Information about portfolio managers and advisory fees is set forth below.

If the Fund or Eaton Vance registered investment company invests in a Subsidiary, the investment advisory fee rate payable under the Subsidiary’s investment advisory agreement is the same as the fee rate payable under its parent entity’s investment advisory agreement.  In determining the investment advisory fee payable by a parent entity and its Subsidiary, the applicable advisory fee rate is determined based on the average daily net assets of the parent entity (inclusive of its interest in the Subsidiary) and the applicable fee rate is assessed on the average daily net assets of the parent entity exclusive of its interest in the Subsidiary.  If a Portfolio invests in an affiliated money market fund or similar fund that charges a management fee, then the portion of such fee allocable to that Portfolio will be credited against that Portfolio’s advisory fee.

The Fund’s annual shareholder report will provide information regarding the basis for the Trustees’ approval of the Fund’s and MSAM Completion Portfolio’s investment advisory agreement.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

The Fund.  Under the Fund’s investment advisory agreement, Eaton Vance receives a monthly advisory fee equal to 0.615% annually of the average daily net assets of the Fund up to $500 million that are not invested in other investment companies for which Eaton Vance or its affiliates serves as investment adviser or administrator (“Investable Assets”).  On Investable Assets of $500 million and over, the annual fee is reduced:

Average Daily Investable Assets	Annual Asset Rate
$500 million but less than $1 billion	0.590%
$1 billion but less than $2.5 billion	0.575%
$2.5 billion but less than $5 billion	0.560%
$5 billion and over	0.545%

Justin H. Bourgette, Jeffrey A. Rawlins, Thomas A. Shively and Dan R. Strelow are the Fund’s and MSAM Completion Portfolio’s  co-portfolio managers (since October 31, 2011).  All are Vice Presidents of Eaton Vance and BMR.  Messrs. Rawlins and Strelow, are Co-Directors of the Customized Solutions Group of Eaton Vance and BMR.  Messrs. Bourgette, Rawlins and Strelow have been employed by Eaton Vance for more than five years.  Mr. Shively, who joined Eaton Vance in 2011, has been affiliated with the Customized Solutions Group since 2005 as a part-time consultant.

MSAM Completion Portfolio.  Under MSAM Completion Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 0.615% annually of the Portfolio’s average daily net assets up to $500 million.  The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)
$500 million but less than $1 billion	0.590%
$1 billion but less than $2.5 billion	0.575%
$2.5 billion but less than $5 billion	0.560%
$5 billion and over	0.545%

In addition, on the Portfolio’s net assets that are subject to a written put spread and/or call spread strategy, BMR receives an investment advisory fee in an amount equal to 0.55%.

Parametric Risk Advisors, LLC (“PRA”) is subadviser to MSAM Completion Portfolio.  PRA is a Westport, Connecticut based specialist derivatives advisory firm.  PRA is a subsidiary of Parametric Portfolio associates, LLC, which is a majority owned subsidiary of Eaton Vance Corp.  Under MSAM Completion Portfolio’s sub-investment advisory agreement, PRA receives a sub-advisory fee from BMR on the Portfolio’s average net assets that are subject to a written put spread and/or call spread strategy.

The co-portfolio managers of MSAM Completion Portfolio’s Core Strategy are Messrs. Bourgette, Rawlins, Shively and Strelow (since inception).  Additional information about Messers. Bourgette, Rawlins, Shively and Strelow appears under “The Fund” above.  The co-portfolio managers of the Portfolio’s Enhancement Strategy are Jonathan Orseck and Kenneth Everding of PRA.  Messrs. Orseck and Everding are Managing Directors of PRA, have been employed by PRA for more than five years and each manage other Eaton Vance investment portfolios.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities.  Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund.  For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs for its sub-transfer agency services.  This fee is paid to Eaton Vance by the Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Mutual Funds Trust. The Fund offers multiple classes of shares.  Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights.  The Fund does not hold annual

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

As a Portfolio investor, the Fund may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions).  When necessary, the Fund will hold a meeting of its shareholders to consider Portfolio matters and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders.  There may be other Portfolio investors in addition to the Fund.  Purchase and redemption activities by other Portfolio investors may impact the management of the Portfolio and its ability to achieve its objective.  The Fund can withdraw its Portfolio investment at any time without shareholder approval.

Valuing Shares

The Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) (the “valuation time”). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund or Portfolio holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser or sub-adviser the daily valuation of such investments and the Subsidiary has also adopted such procedures. The investment adviser uses independent pricing services to value debt obligations at their market value.  In determining market value, the pricing service considers various factors and market information.  Most seasoned fixed-rate 30-year MBS are valued through the use of a matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers.  Certain other MBS, including, but not limited to, collateralized mortgage obligations and adjustable rate MBS, are valued by independent pricing services.  Precious metals are valued at the New York Composite mean quotation.  Municipal obligations are normally valued on securities and other instruments (including derivatives) normally are valued at closing sale prices.  Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services.  Such values may be based on valuation models, information provided by market makers or estimates of market values obtained from yield or market data relating to investments or securities with similar characteristics.  Shares of the Subsidiary will be valued at their net asset value.  In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect net asset value.  A security that is fair valued by be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  Because foreign securities trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed.  The investment adviser expects to use fair value pricing primarily when a security is not priced by a pricing service or the pricing service or pricing system price is deemed unreliable.  The investment adviser may also fair value price foreign securities under the circumstances described above.  Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by the Fund’s transfer agent.  The Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.  The Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The Fund does not issue share certificates.

Class A and Class C Shares

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Your initial investment must be at least $1,000.  After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address).  Please include your name and account number and the name of the Fund and Class of shares with each investment.  You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com.  Purchases made through the Internet from a pre-designated bank account will have a trade date that is the first business day after the purchase is requested.  For more information about purchasing shares through the Internet, please call 1-800-262-1122.

You may make automatic investments of $50 or more each month or each quarter from your bank account.  You can establish bank automated investing on the account application or by providing written instructions.  Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time) for further information.  The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including tax-deferred retirement and other pension plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans).  Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers.  Your initial investment must be at least $250,000.  Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account.  You may make automatic investments of $50 or more each month or each quarter from your bank account.  You can establish bank automated investing on the account application or by providing written instructions.  Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time) for further information.

The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).  The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform (in each case, as described above), provided the aggregate value of such accounts invested in Class I shares is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000) and for corporations, endowments, foundations and qualified plans with assets of at least $100 million.

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-262-1122 to be assigned an account number.  You may request an account application by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Restrictions on Excessive Trading and Market Timing.  The Fund is not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.  In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain high yield bonds, certain municipal obligations, Senior Loans, currencies, sovereign debt and derivative instruments or other obligations not priced by a pricing service) is susceptible to the risk that the current market price for such securities may not accurately reflect current market

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).   The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than one round-trip (being a purchase, including an exchange purchase, followed or preceded by a redemption, including an exchange redemption, followed or preceded by a purchase, including an exchange purchase) within 90 days, it generally will be deemed to constitute market timing or excessive trading.  Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund.  The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading.  The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.  Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because the Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

•

transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

•

transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•

transactions made by model-based discretionary advisory accounts;

•

transactions made by an Eaton Vance fund that is structured as a “fund-of-funds”, provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies; or

•

transactions in shares of Eaton Vance U.S. Government Money Market Fund.

It may be difficult for the Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund.  The Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than the Fund’s policy.  Although the Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Fund and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified.  The Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies.  The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class.  The Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses.  In choosing the class of shares that suits your investment needs, you should consider:

•

how long you expect to own your shares;

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

•

how much you intend to invest;

•

the sales charge and total operating expenses associated with owning each class; and

•

whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different.  You should speak with your financial intermediary to help you decide which class of shares is best for you.  Set forth below is a brief description of each class of shares offered by the Fund.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%.  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $50,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below.  Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC.  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more.  Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and qualified plans (as described above).  Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers.  Class I shares do not pay distribution or service fees.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Sales Charges

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00**	0.00**	1.00%

*

Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**

No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or the Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more.  Class A shares of Eaton Vance U.S. Government Money Market Fund cannot be included under the right of accumulation.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention.  Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to tax-deferred retirement plans and deferred compensation plans, and to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform.   Such clients may include individuals, corporations, endowments, foundations and pension plans (including tax-deferred retirement plans and profit sharing plans).  Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information.  Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested.  See “Shareholder Account Features” for details.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions.  Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”).  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services.  Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The principal underwriter compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1% of the purchase price of the shares.  After the first year, financial intermediaries also receive 0.75% of the value of Class C shares in annual distribution fees.  Class B and Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually.  Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually.  After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class C service fees for one year and thereafter financial intermediaries generally receive 0.25% annually of average daily net assets based on the value of shares sold by such intermediaries for shareholder servicing performed by such financial intermediaries.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information.  Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received in proper form (meaning that it is complete and contains all necessary information) by the Fund’s transfer agent or your financial intermediary.  Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.  Payments will be sent by regular mail.  However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account.  The bank designated may be any bank in the United States.  The request may be made by calling 1-800-262-1122 or by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address).  Certain redemption requests including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements may require additional documentation and may be redeemed only by mail.  You may be required to pay the costs of such transaction by the Fund or your bank.  No costs are currently charged by the Fund.  However, charges may apply for expedited mail delivery services.  The Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date.  If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities.  If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
•Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.
•Cash Option	Distributions are paid in cash.
•Exchange Option

Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund.  From time to time, you may receive the following:

•

Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•

Periodic account statements, showing recent activity and total share balance.

•

Tax information needed to prepare your income tax returns.

•

Proxy materials, in the event a shareholder vote is required.

•

Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.eatonvance.com/edelivery.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the Statement of Additional Information.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

The Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q.  The Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com).  Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end.  The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Eaton Vance website approximately ten business days after the period and the Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.  Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance.  Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Deferred Retirement Plans.  Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege.  You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund.  Exchanges are made at net asset value.  If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Class C shares may be exchanged for Class I shares of the same Fund held in a proprietary fee-based program sponsored by a financial intermediary, provided that the Class C shares are no longer subject to a CDSC and the conditions for investing in Class I shares described in the applicable prospectus are satisfied.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122.  Periodic automatic exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares”. Ordinarily exchanges between different Funds are taxable transactions for federal tax purposes, while permitted exchanges of Class C shares for Class I shares of the same Fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege.  If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months.  Under these circumstances your account will be credited with any CDSC paid in connection with the redemption.  Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase.  Reinvestment requests must be in writing.  At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege.  If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions.  You can redeem or exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Eaton Vance website.  The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the account application.  Telephone instructions are recorded.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with the Fund.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with the Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  The Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

Additional Tax Information

The Fund declares dividends daily and ordinarily pays distributions monthly. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. Different classes may distribute different dividend amounts. Distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income. Distributions of any net gains from investments held for more than one year are taxable as long-term capital gains. Taxes on distributions of capital gains are determined by how long a Portfolio or the Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund. A majority of the Fund’s distributions may be taxed as ordinary income. The Fund’s distributions are taxable whether they are paid in cash or reinvested in additional shares. A portion of the Fund’s distributions may be eligible for the dividends-received deduction for corporations.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which may decrease the yield on those securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to such foreign taxes paid. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures through positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivatives positions. In certain circumstances, this may result in a distribution of a return of capital for federal income tax purposes. The amount treated as a return of capital is not subject to tax, and will reduce a shareholder’s adjusted basis in his or her shares. Under federal law, the Fund is required to notify shareholders of the components of any distribution that includes amounts from sources other than net income.

Investors who purchase shares at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

Eaton Vance Multi-Strategy All Market Fund

Prospectus dated November 1, 2011 as revised March 7, 2012

More Information

About the Fund:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the past fiscal year.  You may obtain free copies of the Statement of Additional Information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA  02110
1-800-262-1122
website: www.eatonvance.com

You will find and may copy information about the Fund (including the Statement of Additional Information and shareholder reports):  at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-800-732-0330 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s website (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Shareholder Inquiries:  You can obtain more information from Eaton Vance Shareholder Services or the Fund transfer agent, BNY Mellon Investment Servicing (US) Inc.  If you own shares and would like to add to, redeem or change your account, please write or call below:

Regular Mailing Address: Eaton Vance Funds P.O. Box 9653 Providence, RI 02940-9653	Overnight Mailing Address: Eaton Vance Funds 4400 Computer Drive Westborough, MA 01581	Phone Number: 1-800-262-1122 Monday – Friday 8 a.m. - 6 p.m. ET

The Fund's Investment Company Act No. is 811-04015	MSAMP
5348-3/12	© 2012 Eaton Vance Management